UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                         ----------

                  SCHEDULE 14A INFORMATION

                       Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential, For Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12


                PATRIOT TRANSPORTATION HOLDING, INC.

      (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------
(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------

     (5) Total fee paid:
------------------------------------------------------------------------

| | Fee paid previously with preliminary materials:
------------------------------------------------------------------------

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.

     (1) Amount previously paid:
------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:
------------------------------------------------------------------------

     (3) Filing Party:
------------------------------------------------------------------------

     (4) Date Filed:
------------------------------------------------------------------------

_________________________
1801 Art Museum Drive, Suite 300
Jacksonville, Florida 32207
Phone (904) 396-5733
Fax (904) 396-2715




                                             December 29, 2005



Dear Shareholder:

      I invite you to attend our Annual Meeting of Shareholders, which will be held on Wednesday, February 1, 2006, at 2:00 p.m.
at 155 East 21st Street, 6th Floor, Jacksonville, Florida.

     Details regarding the business to be conducted at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. At the meeting, I will report on the Company's operations and plans. We also will leave time for your questions.

      We hope that you are able to attend the meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you previously have submitted your proxy.

     Thank you for your ongoing support of Patriot Transportation
Holding, Inc.

                                   Sincerely,


                                   John E. Anderson
                                   President  and Chief Executive
                                   Officer

               2006 ANNUAL MEETING OF SHAREHOLDERS

          NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                        TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders                       ii

Proxy Statement                                                 1

Corporate Governance                                            4

Board Structure and Committee Membership                        5

Nominating Process                                              8

Non-Employee Director Compensation                              9

Proposal No. 1 - Election of Directors                         11

Proposal No. 2 - Approval of 2006 Stock Incentive Plan         12

Shareholder Return Performance                                 20

Executive Compensation                                         22

Compensation Committee Report                                  24

Related Party Transactions                                     27

Common Stock Ownership of Certain Beneficial Owners            27

Common Stock Ownership by Directors and Executive Officers     28

Audit Committee Report                                         29

Independent Auditor                                            30

Additional Information                                         31

Annex A - 2006 Stock Incentive Plan                            33

              PATRIOT TRANSPORTATION HOLDING, INC.
       1801 Art Museum Drive, Jacksonville, Florida 32207
       --------------------------------------------------

                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS



TIME AND DATE           2:00 p.m. on Wednesday, February 1, 2006

PLACE                   155 East 21st Street, 6th Floor
                        Jacksonville, Florida

ITEMS OF BUSINESS       (1) To elect two directors to  a
                            4  year  term and one   director
                            to a 1 year term.
                        (2) To approve the 2006  Stock
                            Incentive Plan
                        (3) To transact such other business
                            as  may properly come before  the
                            Annual     Meeting    and     any
                            adjournment or postponement.

RECORD DATE             You  are  entitled to vote  if  you
                        were a shareholder of record at the
                        close   of   business  on   Monday,
                        December 5, 2005.

ANNUAL REPORT           Our  2005  Annual Report, which  is
                        not  part  of the proxy  soliciting
                        materials, is enclosed.

PROXY VOTING            Please  submit a proxy as  soon  as
                        possible so that your shares can be
                        voted  at the meeting in accordance
                        with  your  instructions.   If  you
                        attend   the   meeting,   you   may
                        withdraw  your proxy  and  vote  in
                        person.


                        BY ORDER OF THE BOARD OF DIRECTORS


                               Ray M. Van Landingham
                                     Secretary

 This Proxy Statement and Proxy Card are being distributed on or about December 29, 2005.

                         PROXY STATEMENT

     The Board of Directors (the "Board") of Patriot Transportation Holding, Inc. ("Patriot" or the "Company") is soliciting proxies for the Annual Meeting of Shareholders. You are receiving a proxy statement because you own shares of Patriot common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

     The information included in this proxy statement relates to proposals to be voted on at the meeting, voting process, compensation of directors and our most highly paid officers, and other required information.

Purpose of the Annual Meeting

      The purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of Annual
Meeting.

Annual Meeting Admission

     You are invited to attend the meeting in person. The meeting will  be held at 2:00 p.m. on Wednesday, February 1, 2006 at  155
East 21st Street, Jacksonville, Florida.

      No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual
Meeting.

Quorum

      A quorum is the minimum number of shares required to hold a meeting. A majority of the outstanding shares of our common stock must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Shareholders Entitled to Vote

      Each share of our common stock outstanding as of the close of business on December 5, 2005, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 2,965,075 shares of common stock issued and outstanding.

      Many Patriot shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

     * SHAREHOLDER OF RECORD - If your shares are registered directly in your name with Patriot's Transfer Agent, Wachovia Bank, N.A., you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by

          Patriot. As the shareholder of record, you have the right to grant your voting proxy directly to Patriot or to vote in person at the meeting.

     * BENEFICIAL OWNER - If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and those proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

     * PROFIT SHARING PLAN AND TRUST - If your shares are held in your account in the Patriot Transportation Holding, Inc. Profit Sharing and Deferred Earnings Plan (the "Profit Sharing Plan"), you are considered the beneficial owner of these shares and the trustee of the plan is the shareholder of record. Participants in the Profit Sharing Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. If voting instructions are not received for shares in the Profit Sharing Plan, those shares will be voted in the same proportion as the shares in such plan for which voting instructions are received.

Proposals You Are Asked to Vote On and the Board's Voting Recommendations

      At the Annual Meeting, the shareholders will vote to elect two directors to serve for a four year term and one director to serve for a one year term. Our Board recommends that you vote
"FOR" each nominee of the Board.

      At the Annual Meeting, the shareholders also will vote on the proposal to approve the 2006 Stock Incentive Plan. Our Board recommends that you vote "FOR" the approval of the 2006 Stock
Incentive Plan.

      Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, any of the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

Required Vote

     The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

      All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes, as described in the section on page one entitled Quorum. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

Voting Methods

      If you hold shares directly as the shareholder of record, you may vote by granting a proxy or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the Profit Sharing Plan, you may vote by submitting voting instructions to the trustee. Please refer to the summary instructions included on your proxy card or, for shares held in street name, the voting instructions card included by your broker or nominee.

Changing Your Vote

      You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Counting the Vote

      In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" from one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the Profit Sharing Plan will be voted by the trustee as described in Shareholders Entitled to Vote on page 1.

Results of the Vote

      We will announce preliminary voting results at the meeting and publish final results in our Quarterly Report on Form 10-Q for the quarter ending March 31, 2006.

Delivery of Proxy Materials

      Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that shareholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

      Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting Ray M. Van Landingham at (904) 396-5733 Ext. 103 or by mail at 1801 Art Museum Drive, Jacksonville, Florida 32207.

      If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

List of Shareholders

      The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 1801 Art Museum Drive, Jacksonville, Florida, by contacting the Secretary of the Company.

Cost of Proxy Solicitation

      Patriot will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer Agent

       Our Transfer Agent is Wachovia Bank, N.A. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Wachovia Bank, N.A. at 1-800-829-8432, or in writing at Wachovia Bank, N.A., Corporate Trust Client Services NC-1153, 1525 West W.T. Harris Boulevard - 3C3, Charlotte, NC 28288-1153.

                      CORPORATE GOVERNANCE

Director Independence

     The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance.

      The  Board has determined that a majority of the  Board  of
Directors are independent of management in accordance with the listing standards of The Nasdaq Stock Market. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors. In accordance with Nasdaq listing standards, the Board must determine that a director has no relationship that, in the judgment of the Board, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities. The listing standards specify the criteria by which the independence of our directors will be determined. The listing standards also prohibit Audit Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm's length with the Company and its subsidiaries, and to disclose any circumstances that might be perceived as a conflict of interest.

       The   Board  of  Directors  has  determined  that  Messrs.
Commander,   Fichthorn,  Paul,  Shad,  Stein  and   Winston   are
independent under these standards. Only one of the Company's directors is an employee of the Company.

Meetings of Independent Directors

      Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting.

Communication with Directors

     The Board of Directors has adopted the following process for shareholders to send communications to members of the Board.
Shareholders may communicate with the chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Patriot Transportation Holding, Inc., c/o Corporate Secretary, 1801 Art Museum Drive, Jacksonville, Florida 32207.

Director Attendance at Annual Meeting of Shareholders

      The Company's policy is that our directors are expected to attend the Annual Meeting of Shareholders unless extenuating circumstances prevent them from attending. All directors attended last year's Annual Meeting of Shareholders, except for Charles E. Commander III, who was unable to attend due to extenuating circumstances.

Business Conduct Policies

      We  believe  that operating with honesty and integrity  has earned  us  trust  from  our customers,  credibility  within  our communities, and dedication from our employees. Our senior executive and financial officers are bound by a Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. Our business conduct policies cover many topics, including conflicts of interest, protection of confidential information, fair dealing, protection of the Company's assets and compliance with laws, rules and regulations.

      Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the business conduct policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      The  Financial  Code of Ethical Conduct  and  the  Code  of
Business  Conduct and Ethics are available on  our  Web  site  at
www.patriottrans.com   under  Investor  Relations   -   Corporate
Governance.

            BOARD STRUCTURE AND COMMITTEE MEMBERSHIP

      The Board is divided into four classes serving staggered four-year terms. The Board has ten directors and the following four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Executive Committee. The membership during fiscal 2005 and the function of each Committee are described below.

      During  fiscal  2005,  the Board  of  Directors  held  five
meetings.   The  Audit  Committee and the Compensation  Committee
each held four meetings during fiscal 2005 and the Nominating and Corporate Governance Committee held two meetings during fiscal
2005.   During  the  fiscal year ended September  30,  2005,  the
Executive Committee held one formal meeting.  An ad hoc committee of  independent
directors had two formal meetings during fiscal 2005, in addition to executive sessions of the independent directors
following  Board  meetings.   All  of  our  directors attended  at
least  75% of the meetings of  the  Board  and  all
committees on which the director served, except for Martin E. Stein, Jr. who was unable to attend one meeting of the ad hoc
committee   of   independent   directors   due   to   extenuating
circumstances.

     The following chart shows the composition of the committees of the Board of Directors. Except for the Executive Committee, each of the committees of the Board is composed exclusively of independent directors.

                                         Nominating and
                                           Corporate
  Director          Audit  Compensation   Governance    Executive
  --------          -----  ------------   ------------- ---------

John E. Anderson                                            X
Edward L. Baker                                             X*
John D. Baker II                                            X
Charles E. Commander
 III                  X                        X
Robert H. Paul III    X        X*              X
H. W. Shad III        X*
Martin E. Stein Jr.            X               X*
James H. Winston               X


     X - Committee Member               * -- Committee Chair

Audit Committee

      The Audit Committee assists the Board in its oversight of the Company's accounting and financial reporting processes and the audit of the Company's financial statements, the integrity of the Company's financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company's independent auditor. In addition to other responsibilities, the Audit Committee also:

     * Reviews the annual audited and the quarterly consolidated financial statements;

     * Discusses with the independent auditor all critical accounting policies to be used in the consolidated financial statements, all alternative treatments of financial information that have been discussed with management, other material communications between the independent auditor and management, and the independent auditor's observations regarding the Company's internal controls;

     *    Reviews earnings press releases prior to issuance;

     * Appoints, oversees, and approves compensation of the independent auditor;

     * Approves all audit and permitted non-audit services provided by the independent auditor;

     * Reviews findings and recommendations of the independent auditor and management's response to the recommendations of the independent auditor; and

<PAGE<


     * Recommends whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     The Board of Directors has determined that all Audit Committee members are independent and are able to read and understand financial statements. The Board of Directors also has determined that the Chair of the Committee, H.W. Shad III, qualifies as an "audit committee financial expert" within the meaning of SEC regulations. The charter of the Audit Committee is available at www.patriottrans.com under Corporate Governance.

Compensation Committee

     Committee Functions. The primary function of the Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement. In addition, the Compensation Committee:

     * Reviews and approves the Company's goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his job performance in light of those goals and objectives;

     * Establishes compensation levels, including incentive and bonus compensation, for the Chief Executive Officer;

     * Establishes and determines, in consultation with the Chief Executive Officer, the compensation levels of other senior executive officers;

     * Reviews, periodically, with the Chairman and the Chief Executive Officer the succession plans for senior executive officers and makes recommendations to the Board regarding the selection of individuals to occupy these positions; and

     *    Administers the Company's stock plans.

      The charter of the Compensation Committee is available at www.patriottrans.com under Corporate Governance.

     Compensation Committee Interlocks and Insider Participation. None of the members of the Compensation Committee (i) was an officer or employee of the Company or any of its subsidiaries during the fiscal year, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under the rules of the Securities and Exchange Commission requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee.

     Under its Charter, the principal functions of the Nominating
and   Corporate   Governance  Committee  are  to   (1)   identify
individuals who are qualified to serve on the Company's Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders, (3) review and recommend to the Board changes to the corporate governance practices of the Company, and (4) oversee the annual evaluation of the Board. In addition, the Nominating and
Corporate  Governance  Committee   establishes criteria for Board
membership.

     The  charter  of  the  Nominating and  Corporate  Governance
Committee  is  available at www.patriottrans.com under  Corporate
Governance.

Executive Committee

      Edward L. Baker, John D. Baker II and John E. Anderson comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors. During the fiscal year ended September 30, 2005, the Executive Committee held one formal meeting.

                       NOMINATING PROCESS

Role of the Nominating and Corporate Governance Committee in the Nominating Process

       The Nominating and Corporate Governance Committee ("Nominating Committee") identifies individuals that the Nominating Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of shareholders, the Nominating Committee identifies individuals that the Nominating Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends one or more of such individuals for appointment to the Board.

Director Qualifications Standards

    The Committee has established the following standards and qualifications for members of the Board of Directors:

          * Each director shall at all times represent the interests of the shareholders of the Company.

          * Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

          * Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending shareholder meetings and meetings of the Board and Committees of which he or she is a member, and by reviewing in advance all meeting materials.

          * The Board shall meet the applicable standards of independence from the Company and its management.

          * The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company's operations and interests.

Identification, Evaluation and Selection of Nominees

      In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee may consider qualified nominees from several sources, including current Board members, and search firms. The Committee may from time to time retain a search firm to help the Committee identify qualified director nominees for consideration by the Committee. The Committee evaluates qualified director nominees against the current Director Qualifications Standards described above and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Director Qualifications Standards, and the Committee selects nominees that best suit the Board's current needs and recommends one or more of such individuals for appointment to the Board.

Nominees Proposed by Shareholders for Consideration by the Committee

      The Nominating Committee does not consider recommendations from shareholders for director nominees as the Board of Directors believes that it has sufficient resources to recruit qualified directors.

Nominations by Shareholders at Annual Meeting

     The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election as directors by the shareholders. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty
(40)  days  prior to the meeting except that, if less than  fifty
(50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

               NON-EMPLOYEE DIRECTOR COMPENSATION

     The following table summarizes our compensation arrangements with non-employee directors for the 2005 and 2006 fiscal years.

                                        2005          2006
                                        ----          ----
All Non-Employee Directors:
 Annual Retainer                      $10,000       $15,000
 Fee Per Meeting Attended             $ 1,000       $ 1,500
 Stock  Options  Per  Meeting
   Attended(1)                          1,000             0
 Shares Granted Annually(2)                 0           500

Audit Committee:
 Annual Fee   Chairman                $10,000       $10,000
              Member                  $ 5,000       $ 5,000
 Meeting Fees Chairman(3)             $   500       $ 1,500
              Member(3)               $   300       $ 1,000

Other Committees:
 Annual Fee   Chairman                   None       $ 2,000
              Member                     None       $ 1,000
 Meeting Fees Chairman                $   500       $ 1,500
              Member                  $   300       $ 1,000

(1) In 2005, non-employee directors received an automatic grant of options to purchase 1,000 shares of common stock for each regularly scheduled director meeting attended. These options are exercisable immediately, have an exercise price equal to the closing price of the Company's common stock on the date of the meeting, and expire ten years after the grant date.

(2) Subject to approval of the shareholders.

(3) The Audit Committee members receive no meeting fees for the four regularly scheduled quarterly meetings; the meeting fees shown would apply only to additional meetings.

    The following table shows the compensation paid to each of our non-employee directors during the 2005 fiscal year.

                    Board and    Board and
                    Committee    Committee    Total Cash    Stock
    Director        Retainers  Meeting Fees  Compensation  Options
    --------        ---------  ------------  ------------  -------

Edward L. Baker      $10,000      $5,300       $15,300      5,000

John D. Baker II     $10,000      $5,000       $15,000      5,000

Thompson S. Baker II $10,000      $5,000       $15,000      5,000

Charles E.
Commander III        $15,000      $5,600       $20,600      4,000

Luke E. Fichthorn
III(1)               $10,000      $5,000       $15,000      5,000

Robert H. Paul III   $15,000      $7,200       $22,200      4,000

H. W. Shad III       $20,000      $5,600       $25,600      5,000

Martin E. Stein Jr.  $10,000      $7,500       $17,500      5,000

James H. Winston     $10,000      $5,800       $15,800      4,000

(1) Mr. Fichthorn also receives consulting fees of $30,000 per year for financial consulting services provided to the Company.

                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS

     Under our Articles of Incorporation, the Board of Directors is divided into four classes. One class of directors is elected at each annual meeting of shareholders for a four-year term of office. We have listed below two nominees in Class IV to be re-elected and one nominee in Class I to be re-elected. Class I Directors will hold office until the 2007 annual meeting, and Class IV directors will hold office until the 2010 annual
meeting.   Your  proxy  will be voted for  the  election  of  the
persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

     The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after this annual meeting of shareholders. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.

Director Nominees
-----------------
                                   Director  Director       Other
Name and Principal Occupation Age    Class     Since    Directorships
----------------------------- ---    -----     -----    -------------
John E. Anderson               60    Class I    2005     Winn Dixie
President and Chief Executive        (Term               Stores, Inc.
Officer                               Exp.
                                     2007)

Thompson S. Baker II           47    Class IV   1994     Florida Rock
Vice President of Florida            (Term               Industries,
Rock Industries, Inc.                 Exp.2010)          Inc.

Martin E. Stein, Jr.           53    Class IV   1992     Regency
Chairman and Chief Executive         (Term               Centers
Officer of Regency Centers            Exp. 2010)         Corporation
Corporation (a commercial                                Stein Mart,
real estate services firm)                               Inc.

Directors Continuing in Office
------------------------------
                                     Director  Director      Other
Name and Principal Occupation  Age    Class     Since   Directorships
-----------------------------  ---    -----     -----   -------------

Edward L. Baker                70     Class     1988    Florida Rock
Chairman of the Board of the          III               Industries,
Company and of Florida Rock           (Term             Inc.
Industries, Inc.                      Exp. 2009)
Industries, Inc.

John D. Baker II               57     Class II  1988    Florida Rock
President and Chief                   (Term             Industries,
Executive Officer  of                 Exp. 2008)        Inc.
Florida   Rock  Industries,                             Hughes
Inc.                                                    Supply, Inc.
                                                        Wachovia
                                                        Corporation

Charles E. Commander III      65     Class     2004     Everbank
Partner with Foley & Lardner         III                Financial
(a law firm)                         (Term              Corp.
                                     Exp. 2009)


Luke E. Fichthorn III         64     Class II  1989     Florida Rock
Partner  in Twain Associates         (Term              Industries,
(a private investment                Exp. 2008)         Inc.
banking firm); Chairman  of          2008)              Bairnco
the    Board   and    Chief                             Corporation
Executive    Officer     of
Bairnco         Corporation
(manufacturer)

Robert H. Paul III            71     Class I   1992
Chairman  of  the  Board  of         (Term
Southeast-Atlantic Beverage          Exp. 2007)
Corporation (a manufacturer
of soft drink products)

H. W. Shad III                59     Class II  2004
Principal,  Mike Shad,  P.L.         (Term
(a business                          Exp. 2008)
Valuation and management
consulting firm)

James H. Winston              72     Class I   1992     Stein Mart,
President  of LPMC  of  Jax,         (Term              Inc.
Inc.   (an  investment  real         Exp. 2007)         Winston
estate  firm); President  of                            Hotels, Inc.
Omega   Insurance   Company;
President of Citadel Life  &
Health Insurance Co.

     All of the nominees and directors have been employed in their respective positions for the past five years except H.W.
Shad III.

     Mr. Shad is the principal of Mike Shad, P.L., a firm that provides management consulting and business valuation services, primarily to the retail automobile industry. Prior to forming this firm, Mr. Shad served as Senior District Vice President to AutoNation, Inc., an automobile retailer. Prior to joining
AutoNation, Mr. Shad acquired, operated and later sold two automobile dealerships in Jacksonville, Florida.

     Mr. Anderson was elected as a director on October 5, 2005. Mr. Anderson previously served as a director from 1989 to January 1, 2004. Mr. Anderson has served as a director of Winn-Dixie Stores, Inc., since 2002. On February 21, 2005, Winn-Dixie Stores, Inc. filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code.

     Edward L. Baker and John D. Baker II are brothers.  Thompson
S. Baker II is the son of Edward L. Baker.

     Please see Related Party Transactions for a discussion of other transactions and relationships between the Company and Florida Rock Industries, Inc. ("FRI").

                         PROPOSAL NO. 2
              APPROVAL OF 2006 STOCK INCENTIVE PLAN

      The Board of Directors recommends that shareholders approve the Company's 2006 Stock Incentive Plan (which we refer to as the 2006 Plan). The 2006 Plan would govern grants of stock-based awards to employees. The 2006 Plan would replace the 2000 Stock Option Plan, under which grants of stock options were previously made. A maximum of 300,000 shares of our common stock will be reserved for issuance under the 2006 Plan.

    The 2006 Plan is an "omnibus" stock plan that provides for a variety of equity award vehicles to maintain flexibility. The 2006 Plan will permit the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units and stock awards.

     Based upon the recommendation of the Board's Compensation Committee, the Board of Directors has unanimously approved the 2006 Plan, subject to shareholder approval at the Annual Meeting. The 2006 Plan is designed to support the Company's long-term business objectives in a manner consistent with our executive compensation philosophy. The Board believes that by allowing the Company to continue to offer its employees long-term, performance-based compensation through the 2006 Plan, the Company will promote the following key objectives:

   * aligning the interest of employees with those of the shareholders through increased employee ownership of the Company; and
   * attracting, motivating and retaining experienced and highly qualified employees who will contribute to the Company's financial success.

    Including the shares available under the 2006 Plan, the potential equity overhang from all stock incentives granted and available to employees would be approximately 17.7%. Equity overhang is calculated as (i) the sum of the 337,900 shares issuable under currently outstanding options plus the 300,000 shares that would be available under the 2006 Plan, divided by
(ii) the sum of the 2,965,075 shares outstanding as of the record date plus the 337,900 shares issuable under currently outstanding options plus the 300,000 shares available under the 2006 Plan.

    The 2006 Plan does not permit the repricing of options or stock appreciation rights without the approval of shareholders or the granting of discounted options or stock options with reload features, and does not contain an "evergreen" provision to automatically increase the number of shares issuable under the 2006 Plan.

    The following is a summary of the 2006 Plan. The full text of the 2006 Plan is attached as Annex A to this proxy statement, and the following summary is qualified in its entirety by reference to this Annex A.

Plan Administration

    The selection of employee participants in the 2006 Plan, the level of participation of each participant and the terms and conditions of all awards will be determined by the Compensation
Committee. It is intended that each member of the Compensation Committee will be an "independent director" for purposes of the Company's Corporate Governance Guidelines, the Compensation Committee Charter and the Nasdaq listing requirements, a "non-employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee is comprised of three Directors, each meeting all of these independence criteria.

    The Compensation Committee will have the discretionary authority to interpret the 2006 Plan, to prescribe, amend and rescind rules and regulations relating to the 2006 Plan, and to make all other determinations necessary or advisable for the administration of the 2006 Plan. The Committee may delegate authority to administer the 2006 Plan as it deems appropriate, subject to the express limitations set forth in the 2006 Plan. In the case of awards under the 2006 Plan to non-employee Directors, the powers of the Compensation Committee will be exercised by the full Board.

Limits on Plan Awards

    The Board has reserved a maximum of 300,000 shares for issuance pursuant to stock options, stock appreciation rights, restricted stock awards, restricted stock units and stock awards under the 2006 Plan. A participant may receive multiple awards under the 2006 Plan. The maximum number of shares that may be granted to any one participant in any fiscal year is 100,000 shares.

    Shares delivered under the 2006 Plan will be authorized but unissued shares of our common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will no longer be charged against the maximum share limitation and may again be made subject to awards under the 2006 Plan. Any awards settled in cash will not be counted against the maximum share reserve under the 2006 Plan. Any shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award will not be returned to the number of shares available for issuance under the 2006 Plan.

Eligibility and Participation

    All of our full-time employees of the Company and its affiliates, as well as the Company's non-employee directors, will be eligible to participate in the 2006 Plan. From time to time, the Compensation Committee (or as to non-employee directors, the Board) will determine who will be granted awards, the number of shares subject to such grants and all other terms of awards. The Company expects that awards generally will be limited to executive officers, key employees and directors.

    As described in Non-Employee Director Compensation, each non-
employee  director will be awarded on an annual basis 500  shares
of   our  common  stock  under  the  2006  Plan  pursuant  to   a
compensation program adopted by the Board of Directors.

Types of Plan Awards

    The Company's current equity compensation awards to employees are comprised of stock options. The 2006 Plan would provide for a variety of other equity instruments to provide greater flexibility to the Company. The types of securities that may be issued under the 2006 Plan are described below.

    Stock Options

    Stock options granted under the 2006 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The price of any stock option granted may not be less than the fair market value of our common stock on the date the option is granted. The option price is payable in cash, shares of our common stock, through a broker-assisted cashless exercise or as otherwise permitted by the Compensation Committee.

    The Compensation Committee determines the terms of each stock option grant at the time of the grant. The Committee has discretion to provide for an exercise term of up to ten years. The Committee specifies at the time each option is granted the time or times at which, and in what proportions, an option becomes vested and exercisable. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of options at any time.

    Stock Appreciation Rights

    A stock appreciation right (which we refer to as an SAR) entitles the participant, upon settlement, to receive a payment based on the excess of the fair market value of a share of our common stock on the date of settlement over the base price of the right, multiplied by the applicable number of shares of our common stock. SARs may be granted on a stand-alone basis or in tandem with a related stock option. The base price may not be less than the fair market value of a share of our common stock on the date of grant. The Compensation Committee will determine the vesting requirements and the payment and other terms of an SAR, including the effect of termination of service of a participant. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of SARs at any time. Generally, all SARS will terminate after the seven-year period from the date of the grant, but the Committee retains discretion to provide for an exercise term of up to ten years. SARs may be payable in cash or in shares of our common stock or in a combination of both.

    The Company has not issued any SARs under any of its currently effective equity compensation plans, and does not currently have any SARs outstanding.

    Restricted Stock

    A restricted stock award represents shares of our common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the same rights as any of our shareholders, including all voting and dividend rights, during the restriction period, unless the Committee determines otherwise at the time of the grant.

    Stock Units

    An award of stock units provides the participant the right to receive a payment based on the value of a share of our common stock. Stock units may be subject to such vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified business performance goals established by the Committee or both. A stock unit award may also be granted on a fully vested basis, with a deferred payment date. Stock unit awards are payable in cash or in shares of our common stock or in a combination of both. Stock units may also be granted together with related dividend equivalent rights.

    Stock Awards

    A stock award represents shares of our common stock that are issued free of restrictions on transfer and free of forfeiture conditions and as to which the participant is entitled all the rights of a shareholder. A stock award may be granted for past services, in lieu of bonus or other cash compensation, as director compensation or for any other valid purpose as determined by the Compensation Committee.

Section 162(m) Awards

    Awards of options and stock appreciation rights granted under the 2006 Plan should qualify for the "performance-based compensation" exception under Section 162(m) of the Code pursuant to their expected terms. In addition, awards of restricted stock, stock units or stock awards that meet certain conditions may qualify under Section 162(m) and the 2006 Plan if the awards meet certain conditions. These conditions require, among other matters, that the terms of these awards state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the awards (but may give the Compensation Committee discretion to decrease the amount of compensation payable).

Effect of Change in Control

    Awards under the 2006 Plan are generally subject to special provisions upon the occurrence of a "change in control" (as defined in the 2006 Plan) transaction with respect to the Company. Under the 2006 Plan, if within twelve months of a change in control there occurs a "triggering event" (as defined in the 2006 Plan) with respect to the employment of the participant, any outstanding stock options, SARs or other equity awards under the 2006 Plan will generally become fully vested and exercisable, and, in certain cases, paid to the participant. A triggering event is defined generally to include a termination of employment by the Company other than for cause, a termination of employment by the participant following a reduction in position, pay or other constructive termination event, or a failure by the successor company to assume or continue the outstanding awards under the 2006 Plan. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Limited Transferability

    All options, stock appreciation rights, restricted stock and restricted stock units granted under the 2006 Plan are nontransferable except upon death, either by the participant's will or the laws of descent and distribution or through a beneficiary designation, or in the case of nonqualified options, during the participant's lifetime to immediate family members of the participant and others as may be approved by the Compensation Committee.

Adjustments for Corporate Changes

    In the event of recapitalizations, reclassifications or other specified events affecting the Company or shares of our common stock, appropriate and equitable adjustments may be made to the number and kind of shares of our common stock available for grant, as well as to other maximum limitations under the 2006 Plan, and the number and kind of shares of our common stock or other rights and prices under outstanding awards.

Term, Amendment and Termination

    The 2006 Plan will have a term of ten years expiring on February 1, 2016, unless terminated earlier by the Board of Directors. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or
Section 422 of the Code, the listing requirements of the Nasdaq Stock Market or for any other purpose. No amendment or modification of the 2006 Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

Plan Benefits

    Subject   to   the  approval  of  the  2006   Plan   by   the
Shareholders,  the  Board  has  approved  grants  of   stock  and
restricted stock to the persons and groups described in the following table.

                                                     Number of
                                   Dollar Value ($)  Shares of
                                   Of Restricted     Restricted
Name and Position                    Stock(1)         Stock(2)
-----------------                  ----------------  ----------

John E. Anderson                      $55,584           800
President and CEO

David H. deVilliers, Jr.              $41,688           600
Vice President

Terry S. Phipps                       $41,688           600
President, SunBelt
Transportation, Inc.

Robert E. Sandlin                     $41,688           600
President, Florida Rock  &  Tank
Lines, Inc.

Ray M. Van Landingham                 $41,688           600
Vice President and CFO

Non-Executive Director Group         $312,660         4,500(3)

Executive  Group (All  Executive     $250,128         3,600
Officers  of  the Company  as  a
group)

Non-Executive  Officer  Employee     $764,280        11,000(4)
Group  (All employees, including
all   officers   who   are   not
Executive Officers, as a group)

(1) As determined using a value of $69.48 per share, the closing price of our common stock on The Nasdaq Stock Market on December 7, 2005.

(2) Except with respect to grants to non-employee directors, shares of restricted stock subject to these grants are subject to vesting in annual installments over a vesting period of four years from January 1, 2006.

(3) Each of the nine Non-employee directors will be entitled to an unrestricted stock award of 500 shares per year.

    Other than the grants described above, the benefits or amounts that will be received by or allocated to officers and directors under the 2006 Plan are not determinable because such benefits or amounts, if any, will be awarded in the future at the discretion of the Compensation Committee.

Equity Compensation Plan Information

      The following table summarizes our equity compensation plan information as of September 30, 2005.

              Equity Compensation Plan Information
              ------------------------------------

                                                    Number of
                                                    securities
                                                    remaining
                                                  available for
                                                 future issuance
                                                   under equity
                   Number of                       compensation
                 securities to     Weighted-         plans
                be issued upon     average         (excluding
                  exercise of    exercise price    issued and
                  outstanding    of outstanding    outstanding
                   options,         options,         options,
                 warrants and     warrants and     warrants and
Plan category       rights           rights           rights)
-------------       ------           ------           -------

Equity
compensation
plans approved
by security holders: 337,900         $30.72           109,700


Equity
compensation
plans not
approved by
security holders:          0              0                 0


TOTAL                337,900          $30.72          109,700

Tax Treatment of Awards

    Incentive Stock Options

    An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

    Non-Qualified Stock Options

    A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

    The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

       If a non-qualified option is exercised by tendering previously owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

    Stock Appreciation Rights

    Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of an SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

    Other Awards

    The current United States federal income tax consequences of other awards authorized under the 2006 Plan are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment, and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

    Section 162(m)

    Compensation of persons who are "covered employees" of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company's shareholders, the 2006 Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

    Deferred Compensation.

    Any deferrals made under the 2006 Plan, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. The Company intends to structure any deferrals and awards under the 2006 Plan to meet the applicable tax law requirements.

     State Tax Consequences.

     State tax consequences may in some cases differ from those described above.

     On December 7, 2005, the closing price of our common stock traded on the Nasdaq was $69.48 per share.

Your Board of Directors unanimously recommends a vote "FOR" the proposal to approve the 2006 Stock Incentive Plan.

                 SHAREHOLDER RETURN PERFORMANCE

     The following graph compares the performance of the Company's common stock to that of the Total Return Index for The NASDAQ Stock Market-US Index and The NASDAQ Trucking and Transportation Stock Index for the period commencing September 30, 2000 and ending on September 30, 2005. The graph assumes that $100 was invested on September 30, 2000 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends.

(Graph Omitted)


                     Cumulative Total Return
                     -----------------------


                            9/30/00  9/30/01  9/30/02  9/30/03  9/30/04  9/30/05
                            -------  -------  -------  -------  -------  -------

Patriot Transportation       100.00   107.29   134.49   189.61   206.99   432.76
Holding, Inc.

NASDAQ Stock Market (U.S.)   100.00    40.72    32.86    50.65    53.68    60.97

NASDAQ Trucking &
Transportation               100.00    92.70    99.66   157.03   162.07   162.92



                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the four other most highly compensated executives who served in such capacities during the fiscal year ended September 30, 2005.



                                                        Long-Term         All other
                                     Annual            Compensation     Compensation
                                  Compensation(2)         Awards           ($)(5)
                                  ---------------        --------          ------

    Name and                    Salary     Bonus     Securities Under-
Principal Position(1)   Year    ($)(3)     ($)(4)      Lying Options
---------------------   ----    ------     ------      -------------     ------------

John E. Anderson        2005   345,441    330,577         10,000            22,192
  President             2004   335,380    250,000           -0-             17,812
                        2003   322,667      -0-           15,000            19,740

David H. deVilliers Jr. 2005   265,850    241,020          7,500            14,295
Vice President          2004   258,345    244,400           -0-              9,951
                        2003   251,835    228,042         15,000            14,575

Terry S. Phipps         2005   129,808     78,000           -0-             16,960
President of SunBelt    2004   102,885     53,125         10,000             3,500
Transportation

Robert E. Sandlin       2005   177,081    105,060          5,000            19,886
President of Florida    2004   168,713     72,229           -0-             10,868
Rock & Tank Lines, INc. 2003   149,752       -0-          10,000             9,912

Ray M. Van Landingham   2005   147,470     90,000          5,000            26,345
Vice President,         2004   138,860     49,798           -0-             13,153
Treasurer, Secretary    2003   133,600       -0-          10,000            18,401
and Chief Financial
Officer





(1)  Terry S. Phipps joined SunBelt as Vice President on May  12,
     2003  and was appointed President of SunBelt effective April
     5, 2004.

(2) Columns relating to "other annual compensation" and "restricted stock awards" have been omitted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods covered by such columns.

(3) The amounts in this column include salary and bonus deferred at the executive's election under the Company's Profit
     Sharing and Deferred Earnings Plan.

(4) The amounts in this column include bonuses which are accrued in the year earned and paid in the following year.

(5) The amounts shown under All Other Compensation include: the benefit to the executive for personal use of a Company provided vehicle; matching contributions under our Profit Sharing and Deferred Earnings Plan (executives participate on the same terms as other employees); benefits paid under our Medical Reimbursement Plan, under which we reimburse certain officers for personal medical expenses not covered by insurance; and certain country, social and civic club membership dues. In addition to these benefits, the named executive officers participate in group plans, including our group health insurance and life insurance plans, on the same terms as other employees.

Option Grants In Last Fiscal Year

              OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                          Potential Realizable Value
                                                           at Assumed Annual Rates of
                                                            Stock Price Appreciation
                                Individual Grants                for Options Term
                     ------------------------------------------  -----------------

                                   Percent of
                                    Total
                                    Options/
                       Number of     SARs
                       Securities   Granted   Exerice
                       Underlying     to      or Base
                       Options/SARs Employees Price   Expiration
      Name             Granted (#)  In Fiscal ($/Sh)    Date       5% ($)  10% ($)
       (a)                (b)         (c)      (d)       (e)        (f)      (g)
------------------     ---------    -------   ------  ----------  -------  --------

John E. Anderson       10,000      13.5     43.501  12-28-2014  273,578  693,275

David H. deVilliers Jr. 7,500      10.1     43.501  12-28-2014  205,184  519,956

Robert E. Sandlin       5,000       6.8     43.501  12-28-2014  136,789  346,638

Ray M. Van Landingham   5,000       6.8     43.501  12-28-2014  136,789  346,638




Option Exercises and Fiscal Year-End Values

     The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2005 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table who holds options.


                                         Number of Unexercised  Value of Unexercisabled
                                         Options at September   In-The-Money Options
                                         30, 2005               At September 30, 2005(1)
                                         ---------------------- ------------------------

                       Acquired    Value                Un-                     Un-
                          on    Realized Exercisable Exercisable Exercisable Exercisable
Name                   Exercise    ($)       #          #           $           $
-----                  --------   -----    -----      ------     --------    --------
John E. Anderson        4,000    $114,314  2,000      19,000     $ 92,940    $670,220

David H. deVilliers Jr.   -0-       -0-    6,000      16,500     $278,820    $607,222

Robert E. Sandlin       2,000    $ 61,540   -0-       11,000        -0-      $404,815

Ray M. Van Landingham   2,000    $ 56,776  2,000      11,000     $ 92,940    $404,815

Terry S. Phipps         2,000    $ 42,408    --        8,000        -0-      $307,080




(1) The closing price of the Company's common stock as reported on The NASDAQ Stock Market on September 30, 2005 (the last trading day in fiscal 2005) of $68.70, less the exercise price, was used in calculating the value of exercisable and unexercisable options.

Pension Plan

     The Company has a Management Security Plan (the "MSP Plan") for certain officers. Benefit levels have been established on the basis of base compensation at September 30, 2002. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter the benefit level until his death. The MSP Plan provides that in the event a participant dies prior to his retirement, his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first.

     The  annual retirement benefit levels in effect at September
30, 2005 for the named executive officers were:

          John E. Anderson         $160,000
          David H. deVilliers Jr.  $123,600

Other executives named in the Summary Compensation Table are not eligible to participate in the MSP Plan.

                  COMPENSATION COMMITTEE REPORT

Role of Committee

      The Compensation Committee's duties and responsibilities include:

     * review and approval of the Company's goals and objectives relevant to the compensation of the Chief Executive Officer;

     *     evaluating the job performance of the Chief  Executive
Officer in light of those goals and objectives;

     * determining the compensation levels (including base, incentive and equity compensation) of the Chief Executive Officer and other senior executive officers;

     * administering the Company's stock option plans and the Management Incentive Compensation program;

     * making recommendations to the Board of Directors with respect to any incentive and equity-based compensation plans; and

     *     periodically  reviewing, with the Chairman  and  Chief
Executive Officer, the succession plans for senior executive officers and making recommendations to the Board relating to those succession plans.

     The Committee operates under a written charter adopted by the Board.

Compensation Philosophy

      The  Compensation  Committee believes  that  the  Company's executive  compensation programs should promote the  creation  of shareholder value by:

     * enabling the Company to attract, retain and motivate skilled and experienced personnel that are critical to the Company's long-term success;

     * aligning executive compensation with the short-term and long-term financial performance of the Company; and

     *    aligning executive compensation with the achievement of
specific  non-financial goals that are important to the  Company,
including   accident  prevention  and  appropriate  real   estate
development expansion.

Elements of Executive Compensation

Base Salary

      The Committee annually reviews and determines the base salaries of the Chief Executive Officer and other senior executive officers. In making its determinations regarding base salaries, the Committee considers the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive and the extent to which those goals and objectives are achieved, competitive salary practices, other elements of the executive's compensation (including incentive and equity based compensation and other benefits) and such other factors as the Committee may deem relevant.

Management Incentive Compensation Plan

     The Company's Management Incentive Compensation ("MIC") plan provides a direct financial incentive in the form of an annual cash bonus to participants to achieve their business unit's and the Company's goals and objective. Awards to individuals are based on their achieving annual predetermined objectives and the importance of and degree of difficulty in achieving those objectives. Goals for the transportation group for the fiscal year ended 2005 focused on the achievement of certain safety and accident prevention objectives and after-tax returns on total capital employed. MIC-based objectives for real estate emphasized such key performance indicators as operating profit from the developed portfolio, lease-up periods for new buildings placed in service during the fiscal year, growth-related new development and average occupancy for the existing portfolio.

Management Security Plan

      The Management Security Plan provides for certain payments to certain senior executive officers upon retirement or death.

Additional Benefits

      Senior executive officers participate in employee benefit plans generally available to employees. In addition, certain senior executive officers participate in a Medical Reimbursement
Plan and receive certain other additional perquisites.

Equity Based Compensation

      Under the 2000 Stock Option Plan, the Company may grant qualified or non-qualified options to executive officers, directors and other key employees. During the 2005 fiscal year, the Company granted non-qualified options to acquire a total of 27,500 shares of the Company's common stock to the executive officers named in the Summary Compensation Table. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant, vest ratably over a five year period and expire ten years after the grant date. In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Compensation Committee takes into account all elements of the individual's compensation, the individual's scope of responsibility and ability to affect both short and long term performance and add value to the Company, and such other factors as the Compensation Committee may deem relevant.

      On the recommendation of the Compensation Committee, the Board of Directors has adopted, subject to approval of the shareholders, the 2006 Stock Incentive Plan in order to provide greater flexibility to the Compensation Committee in structuring future incentive compensation opportunities tied to the performance of the Company's common stock.

CEO Compensation

      The members of the Compensation Committee meet in executive session each year to evaluate the performance of the Chief Executive Officer, to approve his MIC bonus for the prior fiscal year and to determine his base salary and MIC objectives for the current year, and to consider and approve any equity incentive compensation grants to the Chief Executive Officer.

      Effective January 1, 2006, the Compensation Committee approved a base salary of $360,000 for Mr. Anderson, representing an increase of 3.4% over his base salary for the prior year. In approving this base salary, the Compensation Committee considered all of the components of Mr. Anderson's compensation, including base salary, stock options, incentive compensation, and other benefits, the Company's performance and the Compensation Committee's evaluation of Mr. Anderson's performance in leading the Company. No particular weighting was applied to these factors.

      The Compensation Committee approved a cash bonus to Mr. Anderson under the MIC plan of $330,557 for fiscal 2005 based on the level of achievement of previously established objectives relating to achievement of transportation safety objectives and achievement of specified milestones and financial targets in the real estate and transportation groups. For fiscal 2006, the Compensation Committee established specific individual goals and objectives for Mr. Anderson based on the achievement of specific return on capital employed targets for the transportation and real estate group, certain financial and development milestones in the real estate group, specific safety goals in the transportation group and compliance with the requirements of
Section 404 of the Sarbanes-Oxley Act of 2002. Mr. Anderson is eligible to earn an MIC bonus of up to $360,000 for fiscal 2006 based on the extent to which these objectives are achieved, subject to the achievement of certain minimum performance levels.

          Robert H. Paul III, Chair
          Martin E. Stein, Jr.

          James H. Winston
          Members of the Compensation Committee

                   RELATED PARTY TRANSACTIONS

     Four directors of the Company, Edward L. Baker, John D. Baker II, Thompson S. Baker II, and Luke E. Fichthorn III are also directors of FRI. The four directors beneficially own approximately 48.4% of stock of the Company and 26% of the stock of FRI as of October 31, 2004. Accordingly, Edward L. Baker, John D. Baker II and Thompson S. Baker II, who own approximately 46.8% of the stock of the Company and 25.8% of the stock of FRI, may be considered to be control persons of both the Company and FRI.

     The  Company  and  FRI  routinely are  engaged  in  business together through the hauling by the Company of construction aggregates and other products for FRI and the leasing to FRI of construction aggregates mining and other properties. The Company has numerous aggregates hauling competitors at all terminal and mine sites and the rates charged are, accordingly, established by competitive conditions. Approximately 5.1% of the Company's revenue was attributable to FRI during the 2005 fiscal year. In addition, under an agreement, FRI provided certain management and related services, including administrative, human resources, health benefits and property management services to the Company and its subsidiaries. FRI charged the Company $174,000 for such services during the fiscal year ended September 30, 2005.

     Mr. Fichthorn provided the Company with financial consulting and other services during the fiscal year ended 2005 for which he received $30,000.

      In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and notes set forth the beneficial ownership of common stock of the Company by each person known by the Company to own beneficially more than 5% of the common stock of the Company. Percentage calculations are based on the outstanding shares of the Company's common stock on December 7, 2005.

Title of    Name and Address       Amount and Nature     Percentage
 Class     of Beneficial Owner      of Beneficial         of Class
-------    -------------------         Ownership          --------
                                       ---------

Common     Baker Holdings, LP         1,061,521            35.8%
           Edward L. Baker              139,683(1)          4.7%
           John D. Baker II             141,379(1)          4.8%
           P.O. Box 4667              ------------         ------
           Jacksonville, FL 32201     1,342,583            45.3%

Common     Royce & Associates, LLC      334,300(2)         11.3%
           1414 Avenue of the
             Americas
           New York, NY 10019

(1) Edward L. Baker and John D. Baker II have shared voting power and dispositive power over the shares owned by Baker Holdings, LP and each have a pecuniary interest in 353,840 shares owned by Baker Holdings, LP. See Common Stock
     Ownership by Directors and Executive Officers and the accompanying notes for further details on shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)  In  a  Schedule 13G filed with the Securities  and  Exchange
     Commission on February 1, 2005, Royce & Associates, LLC reported that, as of December 31, 2004, it had sole voting and dispositive power with respect to 334,300 shares.

   COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

      The following table and notes set forth the beneficial ownership of common stock of the Company by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 31, 2005.


     Name of            Amount and Nature of    Percentage of Class
Of Beneficial Owner     Beneficial Ownership(1) -------------------
-------------------     -----------------------

John E. Anderson                27,806                 *
Edward L. Baker                847,364(2)(3)        28.5%
John D. Baker II               495,219(2)(4)        16.7%
Thompson S. Baker II            46,301(5)            1.5%
Charles E. Commander III         9,000                 *
David H. deVilliers Jr.         13,387                 *
Luke E. Fichthorn III           45,043(6)            1.4%
John D. Klopfenstein             1,500                 *
Robert H. Paul III              21,100                 *
Terry S. Phipps                  1,176                 *
Robert E. Sandlin                5,418                 *
H. W. Shad                       6,500                 *
Martin E. Stein Jr.             61,300(7)            2.1%
Ray M. Van Landingham            5,000                 *
James H. Winston                24,000                 *
All Directors and Officers
 As a group (15 people)      1,610,114              54.3%


* Less than 1%

(1) The preceding table does not include the shares of restricted stock described in the Plan Benefits Table included under Proposal No. 2 - Approval of the 2006 Stock Incentive Plan because the grants of restricted stock are subject to shareholder approval. The preceding table includes the following shares held under the Company's Profit Sharing and Deferred Earnings Plan and shares underlying options that are exercisable within 60 days of October 31, 2005.

                               Shares Under
                              Profit Sharing    Shares Under
                                   Plan            Option
                                  ------           ------
       John E. Anderson            -0-             7,000
       Edward L. Baker            2,542           22,000
       John D. Baker II           1,549           24,000
       Thompson S. Baker II           7           24,000
       Charles E. Commander III    -0-             7,000
       David H. deVilliers Jr.    1,323           10,500

       Luke E. Fichthorn III       -0-            24,000
       John D. Klopfenstein        -0-             1,500
       Robert H. Paul III          -0-            20,000
       Terry S. Phipps              176            1,000
       Robert E. Sandlin          2,418            3,000
       H.W. Shad III               -0-             6,000
       Martin E. Stein, Jr.        -0-            19,000
       Ray M. Van Landingham       -0-             5,000
       James H. Winston            -0-            19,000
       All directors and officers
        as a group (15 people)    8,015          193,000

(2) Edward L. Baker and John D. Baker II have shared voting and investment power with respect to the 1,061,521 shares owned by Baker Holdings, LP. The table attributes 707,681 of these shares to Edward L. Baker (353,840 shares in which he has a beneficial interest and 353,841 shares in which another person has a beneficial interest) and excludes them from the ownership totals for John D. Baker II. The remaining 353,840 shares, in which John D. Baker II has a beneficial interest, are attributed to John D. Baker II.

(3) Includes 88,543 shares held in trust for the benefit of children of John D. Baker II as to which Edward L. Baker has sole voting power and sole investment power but as to which he disclaims beneficial ownership; 432 shares held by a trust for which Edward L. Baker is a co-trustee with SunTrust Bank and to which he has potential income rights; and 400 shares directly owned by his wife, as to which he disclaims beneficial ownership.

(4) Includes 1,963 shares directly owned by the living trust of Mr. Baker's wife, as to which he disclaims beneficial ownership. The amount shown for Mr. Baker does not include an aggregate of 98,543 shares held by certain trusts that are administered either by an independent trustee or by Edward L. Baker, as trustee, for the benefit of either his spouse or his children and in which neither John D. Baker II nor Edward L. Baker have a pecuniary interest.

(5)  Includes  733  shares directly owned by Mr. Baker's  spouse;
     and 2,199 shares held for the benefit of Mr. Baker's minor children.

(6)  Includes 100 shares owned by the spouse of Mr. Fichthorn  as to  which  he  disclaims any beneficial interest  and  4,000 shares directly owned by the M/B Disbro Trust, of which  Mr.
     Fichthorn is a co-trustee and beneficiary.

(7) Includes 40,300 shares owned by Regency Square II, a Florida general partnership. Mr. Stein owns a 2.5248% partnership interest and is a co-trustee and a beneficiary of a testamentary trust that holds a 46.21% interest in the partnership. John D. Baker II also is a co-trustee of this testamentary trust and so may be deemed to have shared voting and dispositive power as to the shares owned by the partnership. These shares are excluded from the totals shown for John D. Baker II, who disclaims any beneficial interest in such shares.

                     AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also selects the Company's independent registered public accounting firm.

     In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company's results. The Committee has discussed significant accounting policies applied by the Company
in  its  financial statements,   as  well  as  alternative
treatments. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and
discussed  the  consolidated financial   statements  with
management  and   the   independent registered public accounting
firm.  The Committee discussed  with the   independent  registered
public  accounting  firm   matters required  to be discussed by
Statement on Auditing Standards  No. 61 (Communications With Audit
Committees).

     In addition, the Audit Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence. The Committee has concluded that the independent auditor is independent from the Company and its management.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, for filing with the Securities and Exchange Commission.

     Submitted by:                 H.W. Shad III, Chairman
                                   Charles E. Commander III
                                   Robert H. Paul III
                                   Members of the Audit Committee

     The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

                      INDEPENDENT AUDITOR

     The Audit Committee has engaged PricewaterhouseCoopers LLP to serve as the Company's principal public accountants for a three year term beginning with fiscal year 2005. Representatives of PricewaterhouseCoopers LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's financial statements for the years ended September 30, 2005 and September 30, 2004, and fees billed by PricewaterhouseCoopers LLP for other services during those periods.

                              2005                  2004
                              ----                  ----
Audit Fees (1)              $ 89,800              $131,475
Audit Related Fees (2)      $ 17,464              $  8,800
Tax Fees (3)                $ 58,745              $ 27,700
All Other Fees                    -0-                   -0-
                            ---------             ---------
Total                       $166,009              $167,975

  (1) Audit fees consisted of audit work performed in the preparation of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

  (2) Audit related fees consisted principally of audits of employee benefit plans.

  (3) Tax fees consisted principally of assistance related to tax compliance and reporting.

Pre-Approval of Audit and Non-Audit Services:

      Under the Company's amended Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by PricewaterhouseCoopers during fiscal 2005.

                     ADDITIONAL INFORMATION

Shareholder Proposals

    Proposals  of  shareholders intended to be  included  in  the
Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2006 must be delivered in writing to the principal executive offices of the
Company  no  later  than August 25, 2006.  The inclusion  of  any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

    Except  for  shareholder proposals  to  be  included  in  the
Company's  proxy  materials,  the deadline  for  nominations  for directors submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is November 8, 2006. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.

    The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 8, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, NASDAQ and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except that Mr. Paul was one day late on two occasions in reporting the sale of a total of 1400 shares due to the broker's failure to notify him of the completion of the trade.

Annual Report on Form 10-K

     Shareholders may receive without charge a copy of Patriot Transportation Holding, Inc.'s annual report to the Securities and Exchange Commission on Form 10-K including the financial statements and the financial statement schedules by writing to the Secretary at 1801 Art Museum Drive, Jacksonville, Florida 32207. This report also is available through our website, www.patriottrans.com.

                              BY ORDER OF THE BOARD OF DIRECTORS

December 29, 2005                       Ray M. Van Landingham
                                             Secretary



            PLEASE RETURN THE ENCLOSED FORM OF PROXY,
          DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
              ENVELOPE, WHICH REQUIRES NO POSTAGE.

                             ANNEX A

                    2006 STOCK INCENTIVE PLAN


     1. Purpose. The purpose of the Patriot Transportation Holding, Inc. 2006 Stock Incentive Plan is to further align the interests of employees and directors with those of the shareholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company's business is largely dependent.

     2.    Definitions.     Wherever  the  following  capitalized
terms are used in the Plan, they shall have the meanings specified below:

          "Affiliate" means (i) any entity that would be treated as an "affiliate" of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

          "Award"  means  an  award  of  a  Stock  Option,  Stock
Appreciation Right, Restricted Stock Award, Stock Unit  Award  or
Stock Award granted under the Plan.

          "Award Agreement" means a written or electronic notice or agreement setting forth the terms and conditions of an Award granted to a Participant. An Award Agreement may be in the form of a notice from the Company to the Participant and need not be signed by the Company or by the Participant.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Common Stock" means the Company's common stock, par value $0.10 per share.

          "Committee" means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

          "Company" means Patriot Transportation Holding, Inc., a
Florida corporation.

          "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

          "Disability"  means  a  Participant  being   considered
"disabled" within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

          "Eligible Person" means any person who is an employee of the Company or any Affiliate or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, or any person who is a Non-Employee Director.

          "Exchange  Act"  means the Securities Exchange  Act  of
      1934, as amended.

          "Fair Market Value" of a share of Common Stock as of a given date shall be the closing price of such stock on the Nasdaq Stock Market on the date as of which fair market value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If Common Stock is not listed on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

          "Incentive Stock Option" means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

          "Non-Employee Director" means any member of the Board who is not an employee of the Company.

          "Nonqualified  Stock  Option"  means  a  Stock   Option
granted  under  Section 6 hereof that is not an  Incentive  Stock
Option.

            "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

          "Performance Objectives" means the performance objectives established pursuant to this Plan for Participants who have received Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the subsidiary, division, department or function within the Company or subsidiary in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to specified levels of or increases in the Company's or subsidiary's return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes, sales, sales growth, gross margin return on investment, share price (including but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), financial return ratios, total return to shareholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements or internal rate of return. Except in the case of a Qualified Performance-Based Award, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

          "Performance Period" means a period of time within which the Performance Objectives are to be achieved

          "Plan"  means the Patriot Transportation Holding,  Inc.
2006 Stock Incentive Plan as set forth herein, as amended from time to time.

           "Qualified Performance-Based Award" means an Award or portion of an Award that is intended to satisfy the requirements for "qualified performance-based compensation" under Code
Section 162(m). The Committee shall designate any Qualified Performance-Based Award as such at the time of grant.

          "Restricted Stock Award" means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.

          "Service" means a Participant's employment with the Company or any Affiliate or a Participant's service as a Non-
Employee Director with the Company, as applicable.

          "Stock Award" means a grant of shares of Common Stock to an Eligible Person under Section 10 hereof that are issued free of transfer restrictions (other than restrictions imposed by law) and forfeiture conditions.

          "Stock Appreciation Right" means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the difference between the base price of the right and the Fair Market Value of a share of Common Stock, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

          "Stock Option" means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

          "Stock Unit Award" means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

     3.   Administration.

          3.1 Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) an "independent director" for purposes of the Company's Corporate Governance Guidelines and any Standards of Board Independence in effect from time to time and the Compensation Committee Charter, (ii) an "independent director" under rules adopted by the Nasdaq Stock Market, (iii) a "nonemployee director" for purposes of such Rule 16b-3 under the Exchange Act and (iv) an "outside director" under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

          3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the
Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant's consent. The Committee also shall have discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

          3.3 Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements the Florida Business Corporation Act and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

          3.4 Grants to Non-Employee Directors. Any Awards or formula for granting Awards under the Plan made to Non-Employee Directors shall be approved by the Board. The Board shall exercise all rights, powers and authorities vested in the Committee under the Plan with respect to Awards to Non-Employee Directors, and all provisions of the Plan referring to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

     4.   Shares Subject to the Plan.

          4.1 Maximum Share Limitations. Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Awards granted under the Plan shall be three hundred thousand (300,000) shares (the "Maximum Share Limitation"). The maximum number of shares of Common Stock that may be subject to Stock Awards, Restricted Stock Awards, Stock Options, and Stock Unit Awards and Stock Appreciation Rights granted to any one Participant during any fiscal year shall be one hundred thousand (100,000) shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. To the extent that any Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the Maximum Share Limitation and may again be made subject to Awards under the Plan. Any Awards or portions thereof that are settled in cash and not in shares of Common Stock shall not be counted against the Maximum Share Limitation.

          4.2    Adjustments.    If there shall occur any  change
with  respect to the outstanding shares of Common Stock by reason
of   any   recapitalization,  reclassification,  stock  dividend,
extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the Maximum Share Limitation provided in Section 4.1 hereof, (ii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

     5.   Participation and Awards.

          5.1 Designations of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

          5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or
(iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement.

          5.3   Performance Based Awards.       The Committee may
authorize grants of Stock Options, Restricted Stock Awards, Stock Unit Awards and Stock Awards (a "Performance Award"), which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                5.3.1      Amount of Award.    Each  grant  shall
specify the number of shares of underlying Common Stock to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                5.3.2      Performance  Period.  The  Performance
Period with respect to each Performance Award shall be specified by the Committee and shall commence on a date not earlier than ninety (90) days prior to the Grant Date.

                5.3.3      Performance  Objectives.   Each  grant
shall specify the Performance Objectives that are to be achieved by the Participant.

                5.3.4 Threshold Performance Objectives. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

               5.3.5 Payment of Performance Award. Each grant shall specify the time and manner of payment of the Performance
Award that shall have been earned.

                5.3.6      Maximum  Payment.     Any  Performance
Award shall specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant
Date.

                5.3.7      Qualified  Performance  Based  Awards.
All   Performance  Awards  that  are  intended  to  be  Qualified
Performance Based Awards shall be structured to comply with the applicable requirements of Section 162(m) of the Code.

     6.   Stock Options.

          6.1 Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.8 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

          6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

          6.3 Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion.

          6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten years from the Date of Grant. Except as otherwise provided in this Section 6 or as otherwise may be provided by the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Affiliates.

          6.5         Stock       Option      Exercise;       Tax
Withholding. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding tax. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, unless otherwise provided by the
Committee: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise) valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (iv) by a combination of the methods described above or (v) by such other method as may be approved by the

Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

          6.6 Limited Transferability of Nonqualified Stock Options. All Stock Options shall be nontransferable except (i) upon the Participant's death, in accordance with Section 13.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant's "family member" (as defined for purposes of the Form S-8 registration statement under the Securities Act of
1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 13.2 hereof.

          6.7   Additional Rules for Incentive Stock Options.

               (a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation 1.421-7(h) with respect to the Company or any Affiliate that qualifies as a "subsidiary corporation" with respect to the Company for purposes of Section 424(f) of the Code.

               (b) Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking stock options into account in the order in which granted.

               (c) Termination of Employment. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than 3 months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

               (d) Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under
     Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

               (e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the

     Participant  shall,
     promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

          6.8 Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.2 hereof, without the prior approval of the Company's shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market.

     7.   Stock Appreciation Rights.

          7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the
Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of a Stock Appreciation Right at any time.

          7.2 Freestanding Stock Appreciation Rights. A Stock Appreciation Right may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in an Award Agreement. Such vesting and exercisability requirements may be based on the continued Service of the Participant with the Company or its
Affiliates  for a specified time period (or periods)  or  on  the attainment of specified performance goals established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant.

          7.3 Tandem Stock Option/Stock Appreciation Rights. A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to such Stock Option/Stock Appreciation Right, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

          7.4 Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market
Value on the date of exercise or payment, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

          7.5 Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.2 hereof, without the prior approval of the Company's shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market.

     8.   Restricted Stock Awards.

          8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

          8.2 Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) and/or on the attainment of specified performance goals established by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

          8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subjected to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

          8.4 Rights as Shareholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award.

          8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

     9.   Stock Unit Awards.

          9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

          9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall in its discretion determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement, provided that the Committee may accelerate the vesting of a Stock Unit Award at any time. Vesting requirements may be based on either or both (i) the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods), and (ii) the attainment of specified performance goals established by the Committee in its discretion. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date.

          9.3 Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee.

          9.4 No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the shares subject to a Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

     10.  Stock Awards.

          10.1 Grant of Stock Awards. A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past services, in lieu of bonus or other cash compensation, as directors' compensation or for any other valid purpose as determined by the Committee. A Stock Award granted to an Eligible Person represents shares of Common Stock that are issued without restrictions on transfer (other than as provided by law) and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

          10.2 Rights as Shareholder. Subject to this Section 10 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Award the Participant shall have all rights of a shareholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

     11.  Change in Control.

          11.1   Effect  of Change in Control.    Except  to  the
extent an Award Agreement provides for a different result (in which case the Award Agreement will govern and this Section 11 of the

 Plan shall not be applicable), notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event shall occur within the 12-month period beginning with a Change in Control of the Company, then, effective immediately prior to such Triggering Event, (i) each outstanding Stock Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, (ii) each Restricted Stock Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse, and (iii) each outstanding Stock Unit Award shall become immediately and fully vested and payable.

          11.2  Definitions

               (a) Good Cause. For purposes of this Section 11 (but not for purposes of Section 12), the term "Good Cause" shall mean a determination by the Committee that a Participant (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Participant's duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. A termination on account of Good Cause shall be communicated by written notice to the Participant, and shall be deemed to occur on the date such notice is delivered to the Participant.

               (b)    Change in Control.    For purposes of  this
     Section 11, a "Change in Control" shall be deemed to have occurred upon:

                    (i) The acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding any acquisition or holding by (A) the Company or its subsidiaries; (B) the directors of the Company as of December 7, 2005 and their respective Affiliates; (C) any employee benefit plan of the Company or its Affiliates which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                    (ii) Individuals who, as of December 7, 2005, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for the election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

           (c)  Constructive Termination.    For purposes of this
     Section 11, a "Constructive Termination" shall mean a termination of employment by a Participant within sixty (60) days following the occurrence of any one or more of the following events without the Participant's written consent
     (i) any material reduction in position, title (for Vice Presidents or above), base compensation, annual incentive compensation opportunity, aggregate employee benefits or
     (ii) a requirement that the Participant's location of employment be relocated by more than fifty (50) miles. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.

          (d) Triggering Event. For purposes of this Section 11, a "Triggering Event" shall mean (i) the termination of Service of a Participant by the Company or an Affiliate (or any successor thereof) other than on account of death,
     Disability or Good Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue any Award in connection with the Change in Control (or another corporate transaction or other change effecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 4.2 hereof.

     12.  Forfeiture Events.

          12.1 General. The Committee may specify in an Award Agreement at the time of the Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

          12.2 Termination for Cause. Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant's employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant's right to any further payments, vesting or exercisability with respect to any Award in its entirety. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant's employment for cause, the Company may suspend the Participant's rights to exercise any option, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for "cause" as provided in this Section 12.2.

          12.3  Definition  of Cause.     For  purposes  of  this
Section 12, the term "cause" shall have the meaning assigned to such term in the Award Agreement applicable to such Award. If the term "cause" is not defined in the applicable Award Agreement, the term "cause", shall be deemed to include (i) Good Cause (as defined in Section 11), (ii) material violations of Company policies, (iii) material breaches of any agreement between the Participant and the Company, (iv) breaches of any fiduciary duty to the Company, (v) acts of dishonesty in connection with employment, (vi) material failures to perform the Participant's duties or responsibilities which failure is not cured within a reasonable period of time (as determined by the Committee), and (vii) any other conduct or reason that the Committee determines should constitute "cause."

     13.  General Provisions.

          13.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

          13.2        No       Assignment      or       Transfer;
Beneficiaries. Except as provided in Section 6.7 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant's death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant's guardian or legal representative. In the event of a Participant's death, an Award may to the extent permitted by the Award Agreement be exercised by the Participant's beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant's will or by the Participant's estate in accordance with the Participant's will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant's death.

          13.3 Deferrals of Payment. The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

          13.4 Rights as Shareholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

          13.5 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its

Affiliates  to
terminate   the   Participant's  employment  or   other   service
relationship for any reason at any time.

          13.6 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

          13.7 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

          13.8 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant's permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right (but not the obligation) to implement or set aside funds in a grantor trust, subject to the claims of the Company's creditors or otherwise, to discharge its obligations under the Plan.

          13.9 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

          13.10       Plan  Binding on Transferees.     The  Plan
shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant's executor, administrator and permitted transferees and beneficiaries.

          13.11 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

          13.12 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

          13.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

          13.14 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Florida, without reference to the principles of conflicts of laws, and applicable Federal securities laws.

     14.  Effective Date; Amendment and Termination.

          14.1 Effective Date. The Plan shall become effective upon its adoption by the Board, on December 7, 2006, subject to approval by the Company's shareholders on the date of the 2006 Annual Meeting of Shareholders. Upon approval of the Plan by the Shareholders, no further stock options shall be granted under the Company's 2000 Stock Option Plan.

          14.2 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company's shareholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with
Section 162(m) or Section 422 of the Code, the listing requirements of The Nasdaq Stock Market or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

          14.3 Termination. The Plan shall remain available for the grant of Awards until January 31, 2016 or such earlier date as the Board may determine. The expiration of the Committee's authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the rights and obligations of Participants and the Company with respect to Awards granted on or prior to the expiration date of the Plan.

              PATRIOT TRANSPORTATION HOLDING, INC.
              PROXY SOLICITED BY BOARD OF DIRECTORS

  FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 1,
                              2006.

      The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 155 East 21st Street, Jacksonville, Florida on February 1, 2006, at 2 o'clock in the afternoon, local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

   1. The election of two directors to serve for a term of four years and one director to serve for a term of one year.

 / /   FOR the nominees listed  /  /  WITHHOLD AUTHORITY
       below (except as marked        to vote for all nominees
       to the contrary below)            listed below

         Thompson S. Baker II and Martin E. Stein, Jr. are the nominees for a term of four years.
        John E. Anderson is the nominee for a term of one year.

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

_________________________________________________________________


   2.   The approval of the 2006 Stock Incentive Plan

          / / FOR            / / AGAINST          / / ABSTAIN

   3. To transact such other business as may properly come before the meeting or any adjournments thereof.

                  (Continued and to be signed on other side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned's directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and approval of the 2006 Stock Incentive Plan and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 29, 2005, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

                                   Dated:


                                   Signature


                                   Signature, if held jointly

                              IMPORTANT:  Please date this  proxy
                              and  sign exactly as your  name  or
                              names  appear(s)  hereon.   If  the
                              stock  is  held jointly, signatures
                              should include both names. Personal
                              representatives,          trustees,
                              guardians and others signing  in  a
                              representative capacity should give
                              full  title.   If  you  attend  the
                              meeting  you  may,  if  you   wish,
                              withdraw  your proxy  and  vote  in
                              person.


      PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

             Proxy Statement dated December 29, 2005